Fees Summary	Sep. 24, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 257,600,000
Previously Paid Amount	0
Total Fee Amount	38,021.76
Total Offset Amount	0
Net Fee	$ 38,021.76